UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           March 30, 2006

         GEOTEC THERMAL GENERATORS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-26315	59-3357040
Commission File Number	IRS Identification No.

110 East Atlantic Avenue, Suite 200, Delray Beach, FL

       33444

(Address of Principal Executive Offices)

(Zip Code)

(561) 276-9960

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[__]

Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective March 30, 2006, Geotec Thermal Generators, Inc. (the "Company") engaged Pender Newkirk & Company LLP, Certified Public Accountants, as its new principal independent accountant for the fiscal year ended December 31, 2005. Pender Newkirk & Company LLP is succeeding Sherb & Co. LLP (“Sherb & Co.”) who resigned by letter dated April 22, 2005.  Sherb & Co. had been the independent registered public accounting firm for and audited the financial statements of the Company as of December 31, 2004 and for the two years then ended.

The reports of Sherb & Co. on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit for the two most recent fiscal years and in connection with Sherb & Co.’s review of the subsequent interim periods preceding their resignation, there were no disagreements between the Company and Sherb & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Sherb & Co., would have caused Sherb & Co. to make reference thereto in their report on the Company’s financial statements for these fiscal years. During the two most recent fiscal years and prior to the date hereof, the Company had no reportable events (as defined in Item 304(a)(1) of Regulation S-B).

The Company did not previously consult with Pender Newkirk & Company LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B) between the Company and Sherb & Co.  Neither has the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue.

Pender Newkirk & Company LLP has reviewed the disclosure in this report before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 of Regulation S-B. Pender Newkirk & Company LLP did not furnish a letter to the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOTEC THERMAL GENERATORS, INC.

By:/s/ Bradley T. Ray

Bradley T. Ray, Chief Executive Officer

DATED:  March 30, 2006